TetraLogic PHARMACEUTICALS

NASDAQ: TLOG

Corporate Presentation

2015



Forward-Looking Statements

This presentation contains forward-looking statements. These statements are not guarantees of future performance and involve a number of unknown risks, assumptions, trends, uncertainties and factors that are beyond our control. Given these risks, assumptions and uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements in this presentation include statements regarding development plans, potential therapeutic indications and the potential of any of our product candidates to address unmet medical needs. The clinical data included in this presentation is preliminary and the studies and trials are ongoing. There can be no assurance that the data generated at the end of the studies and trials will be consistent with the preliminary results described in this presentation. In addition, future data generated in the studies and trials may demonstrate trends not apparent at this time. There can be no assurance that future studies and trials will generate positive results or that any of our product candidates will receive regulatory approvals. All statements contained in this presentation are made only as of the date of this presentation and are subject to uncertainty and changes. Except as required by law, we expressly disclaim any responsibility to update our forward-looking statements, whether as a result of new information, future events or otherwise.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those that are set forth under the heading "Risk Factors" in TetraLogic Pharmaceuticals Corporation's (the "Company") Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 26, 2015. You can review the Company's filings and other documents for free by visiting EDGAR on the SEC's website: www.sec.gov.

"TetraLogic Pharmaceuticals" is a registered trademark and "TetraLogic" and the "TetraLogic Pharmaceuticals" logo are unregistered trademarks of the Company. Other trade names, trademarks and service marks appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks, service marks and trade names in this presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

This presentation is not an offer to sell or a solicitation of an offer to buy securities of the company. Any offering of the company's securities will be made by means of a prospectus or other appropriate offering document that will contain or incorporate by reference detailed information about the company and the proposed offering.

Experienced Management Team with Proven Track Record

Name	Title	Prior Experience
J. Kevin Buchi	President, Chief Executive Officer and Director	TEVA; Cephalon; DUPONT
Pete A. Meyers	Chief Financial Officer and Treasurer	Deutsche Bank; Credit Suisse; Dillon Read & Co.
C. Glenn Begley, M.B.B.S., Ph.D., F.R.A.C.P., F.R.C.P.A., F.R.C.Path	Chief Scientific Officer and SVP, Research & Development	AMGEN; The Royal Melbourne Hospital; Walter+Eliza Hall
Lesley Russell, M.B.Ch.B., M.R.C.P.	Chief Operating Officer and Chief Medical Officer	TEVA; Cephalon; AMGEN

TetraLogic Focus

We are a clinical-stage biopharmaceutical company with a focus on cancer and chronic infectious diseases

- ONCOLOGY
  - MDS
  - Ovarian Cancer
  - Multiple Myeloma
  - CTCL
- INFECTIOUS DISEASES
  - Chronic Hepatitis B



Near Term Value Drivers

Later this year we plan to have:

- INFECTIOUS DISEASE:
  - Data with birinapant in chronic HBV
- ONCOLOGY:
  - Interim data with birinapant in MDS
  - Data with SHAPE in CTCL
  - Commenced a clinical trial of KEYTRUDA® (Merck's recently approved PD-1 antibody) and birinapant

Birinapant's Novel Mechanism of Action

- Mimics the Endogenous Protein SMAC
  - SMAC antagonizes IAPs and enables TNF to drive damaged cells to self-destruct
  - Cancerous and virally-infected cells avoid apoptosis
  - IAPs block apoptosis and divert the TNF signaling to pro-survival



TNF
SMAC or Birinapant
cIAP-1
SMAC or Birinapant
XIAP
caspases
APOPTOSIS
TNF
cIAP-1
NF-κB
XIAP
caspases
ABNORMAL CELL SURVIVAL

Currently There is No Cure for Hepatitis B

- ~ 2 Billion people in the world have been infected with hepatitis B (1 in 3 people), including 12 million in US
- ~ 400 Million people worldwide are chronically infected, including > 1 million in US
- Loss of surface antigen (HBsAg) and generation of antibodies to surface antigen ≈ functional cure
- Birinapant is the only molecule that has generated antibodies to the HBV surface antigen in preclinical models

Birinapant's Differentiated Mechanism of Action

ANTIVIRAL AGENTS:
Retroviral inhibitors
RNAi
Capsid inhibitor
HBsAg inhibitor
Nucleic hybrids
cccDNA inhibitor
Replication inhibitors

INDUCTION OF HOST APOPTOSIS:
Birinapant

IMMUNE ENHANCEMENT:
Therapeutic vaccines
TLR agonists

Birinapant in Infectious Disease

Birinapant Clears HBV in Mice

Loss of HBV-DNA in circulation and liver



Vehicle (n=6)
Entecavir (n=6)
Birinapant (n=6)
HBV-DNA
copies/ml
10⁸
10⁷
10⁶
10⁵
10⁴
10³
10²
0
14
28
42
Time post first dose (days)



+ vehicle
+ Birinapant
(n=5)
p < .05
*
HBV-DNA / GAPDH
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Liver at Day 35

Pellegrini et al. PNAS 2015

Death of Infected Hepatocytes Causes Transient Elevation of Liver Enzymes


ALT
AST
IU/ml
0
250
500
750
1000
1250
1500
0
500
1000
1500
2000
Untreated
Vehicle
Birinapant
12
24
48
12
24
48
Time post birinapant treatment (hours)

Birinapant Cures HBV in Mice


Vehicle (n=6)
Entecavir (n=6)
Birinapant (n=6)
HBsAg
IU/ml
10^4
10^3
10^2
10^1
0
14
28
42
Time post first dose (days)


*P < 0.05 unpaired two-tailed t-test
anti-HBs (IU/ml)
20
15
10
5
0
*
nd
Day 42
vehicle
birinapant
• n = 3-5 per group
• mean ± s.e.m.
• 2 independent experiments
Development of antibodies to HBsAg

- Confirmed in genetic ablation models

Pellegrini et al. PNAS 2015

Birinapant Studies in Subjects with Chronic Hepatitis B

Single Ascending Dose Trial	Multiple Ascending Dose Trial
Study Population:	
▪ Chronic hepatitis B with measurable HBV DNA and HBsAg	▪ Chronic hepatitis B currently taking either tenofovir or entecavir with measurable HBsAg
Primary Objectives:	
▪ Safety and tolerability	▪ Safety and tolerability
Secondary Objectives:	
▪ Reduction in circulating HBV DNA and increases in ALT/AST	▪ Reduction in HBsAg and development of HBsAb
Dose and Schedule:	
▪ Single dose of birinapant at ▪ 5.6mg/m^2 ▪ 8.4mg/m^2 ▪ 12.6mg/m^2 ▪ 18.9mg/m^2	▪ Birinapant once weekly for 4 doses ▪ 1.4mg/m^2 ▪ 2.8mg/m^2 ▪ 5.6mg/m^2 ▪ 8.4mg/m^2 ▪ 12.6mg/m^2 ▪ 18.9mg/m^2

Potential Applicability in Other Viral and Mycobacterial Infections

HIV Assays: Normal PBMC samples infected in-vitro

Induced apoptosis in HIV-infected CD4+ cells



120
100
80
60
40
20
0
% Alive
NT
0.1
1
10
Birinapant (μM)

Decreased Reverse Transcriptase Activity (24h)



1000
800
600
400
200
0
cpm
NT 0.1 1 10
NT 0.1 1 10
NT 0.1 1 10
Birinapant
Donor 1
Donor 2
Donor 3

TB Assays: in-vivo mouse model

Reduction in lung burden after 3 doses



6.0
5.5
5.0
4.5
4.0
CFU/lung
Control
(n=15)
Birinapant
(n=17)

(0.33 Log_{10} CFU/lung; $p = 0.012$)

Birinapant in Oncology

TetraLogic Oncology Pipeline

BIRINAPANT	STATUS
Myelodysplastic Syndromes (MDS)	
Combination with VIDAZA® →	Randomized Phase 2 Ongoing
Solid Tumors	
Combination with KEYTRUDA® →	Phase 1/2 Target 4Q15
Multiple Myeloma	
Combination with VELCADE® →	Phase 1/2 Target 1H16
Ovarian Cancer	
Combination with conatumumab in 3rd Line →	Phase 1/2 Ongoing
Combination with carboplatin/TAXOL® →	Phase 2 Target 1H16

SHAPE	STATUS
Cutaneous T Cell Lymphoma (CTCL) →	Randomized Phase 2 Ongoing

Birinapant Safety and Pharmacodynamics

- Well-tolerated at pharmacologically active doses
  - Tested in ~ 350 subjects with solid and hematological cancers
  - Several subjects have continued >12 months
  - Dose-limiting toxicities:
    - Elevated serum amylase & lipase, Bell's Palsy
  - Safely combined with multiple chemotherapeutic regimens

- Target suppression (cIAP1) and favorable PK in tumors
  - Greater than 50 hour half-life in tumors
  - Selective and prolonged target suppression in tumors
  - NF-κB suppression in AML blasts
  - Activation of apoptosis in tumor biopsies

Responses to Birinapant Plus Azacitidine in Higher Risk MDS



Bone Marrow Blast (%)
30.0
25.0
20.0
15.0
10.0
5.0
-
Patient #12-005
Patient #11-004
Patient #11-001
Screening
End of Cycle 1
End of Cycle 2
End of Cycle 3

Subject #	Best Response	Subject Type	Subject Status
#12-005	CR	5-AZA Naïve	Proceeded to allogeneic stem cell transplant
#11-004	CR	Refractory to 5-AZA	Died due to sepsis in Cycle 4
#11-001	PR	Refractory to 5-AZA	Died due to intracranial hemorrhage in Cycle 3
MDS patients with trilineage dysplasia only			
#11-007	CR	Secondary MDS	Proceeded to allogeneic stem cell transplant
#12-007	HI	5-AZA Naïve	Hemoglobin improvement

Randomized Phase 2 Trial Design: 1st Line Higher Risk MDS

Birinapant + azacitidine vs. azacitidine


birinapant +
azacitidine
RR
1:1
randomization
(n = 148)
azacitidine
RR
Commenced trial
1H 2014
Interim Review
2H 2015
Data Expected
1H 2016

Assumptions:

- Primary Endpoint: Response Rate (RR)
- Overall Alpha = 5.0%, 1-Sided (Show an absolute 20% improvement in RR with 80% power)
- Interim analysis will be conducted after 74 subjects complete 4 cycles of therapy

Collaboration with Merck: Birinapant Plus KEYTRUDA®

- Phase 1/2 study of the combination of birinapant plus KEYTRUDA®
- Dose escalation phase
  - To determine the MTD of birinapant weekly two of three weeks, with KEYTRUDA® 200mg every three weeks
- Dose expansion phase
  - To determine ORR of the combination in select tumor types
    - NSCLC
    - Bladder cancer
    - Ovarian cancer
    - Colorectal cancer

Birinapant Plus Carboplatin is More Effective In Vivo Than Either Agent Alone in Serous Ovarian Cancer With IAP Over-expression



A.
Human serous tumor with high levels of inhibitor of apoptosis proteins
Vehicle
Birinapant
Carboplatin
Birinapant+Carboplatin
Tumor volume (mm³)
40
35
30
25
20
15
10
5
0
1
2
3
4
5
6
7
Weeks
Continuous therapy
Therapy stopped

Janzen et al. Restoration of apoptosis in serous cancer stem cells sensitizes them to platinum therapy resulting in tumor eradication. Presented, Scientific Plenary 1. 2015 Annual meeting on Women's Cancer, Chicago IL.

Combination of Birinapant Plus Bortezomib in Multiple Myeloma

- Enhanced activity of IAP-inhibitors plus bortezomib versus either agent alone [1,2]

- Birinapant plus bortezomib showed efficacy in mouse model of multiple myeloma greater than either agent alone [3]
  - Tumor regression continued after cessation of drugs at day 73 with tumor-free survival out to >130 days
  - Evidence of dose-effect of the combination
  - Improved animal survival with combination over bortezomib alone

1. *Chauhan et al. Targeting mitochondrial factor Smac/DIABLO as therapy for multiple myeloma (MM). Blood, 2007; 109: 1220*
2. *Duvefelt. Tumour Survival Signals and Epigenetic Gene Silencing in Multiple Myeloma. Uppsala Dissertations from the Faculty of Medicine 1071, 2015*
3. *Studies performed by Dr. Steven Grant, Virginia Commonwealth University, Massey Cancer Center*

SHAPE is Differentiated from Currently-Marketed HDAC Inhibitors

- Novel topical HDAC Inhibitor with issued US composition of matter patent through 2028 (plus PTA)
- Stable in a gel formulation, allowing for convenient topical application

Designed to maximize HDAC-inhibition in the skin but limit systemic exposure



Human Blood vs. Human Skin Homogenate
Fraction Remaining (%)
100
50
0
0
50
100
150
Skin
Blood

Activity in the skin demonstrated by acetylation in keratinocytes



One Month Treatment with SHAPE in Early-Stage CTCL

Treatment duration: Maximum 28 days, 2 week follow up

Dosing frequency: BID (twice daily)

Results:

- Four subjects (~27%) demonstrated PRs by 50% reduction in CAILS score from baseline at Days 28 or 42
- Subjects on placebo demonstrated no significant improvements
- No significant safety events observed: no SAEs, no discontinuations, no DLTS, no systemic sequelae (AEs: mild skin burning, erythema)

Randomized Phase 2 Trial Design: CTCL (Stage IA-IIA)


1:1:1
randomization
(n = 60)
0.5% SHAPE BID
1% SHAPE QD
1% SHAPE BID
RR
RR
RR
Commence trial
4Q 2014
Data Expected
End-2015

- Evaluate dose, efficacy at 6 months (vs 1 month), time to response and tolerability of treatment of >2% body surface area
- Determine treatment effect to design registration study (comparison to VALCHLOR®)

Investment Highlights

- Highly experienced management team
- Later this year we will have randomized clinical data in:
  - Chronic HBV
  - MDS
  - CTCL
- Birinapant is the only molecule that has generated antibodies to the HBV surface antigen in preclinical models

TetraLogic®
PHARMACEUTICALS

Thank you

